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                                                                    Exhibit 10.4


                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (the "Agreement") by and between Metropolitan Health Networks, Inc., a corporation organized under the laws of the State of Florida (the "Company") and the other person executing this Agreement (the "Subscriber").

         1. SUBSCRIPTION OFFER AND ACCEPTANCE

                  This Agreement sets forth the terms under which the Company offers to sell the Subscriber shares of Common Stock of Metropolitan Health Networks, Inc.'s, $.001 par value at $1.00 per share (hereinafter referred to as the "Securities").

                  Execution of this Agreement shall constitute a subscription offer by the Subscriber for shares subscribed to hereunder. The Company reserves the right, in its sole discretion, to reject any subscription offer. If a Subscriber's offer is accepted, the Company will execute a copy of this Agreement and return it to the Subscriber.

IN MAKING AN INVESTMENT DECISION AN INVESTOR MUST RELY ON SUCH INVESTOR'S OWN EXAMINATION OF THE COMPANY, INCLUDING, BUT NOT LIMITED TO, ITS RECENT ORGANIZATION, ABSENCE OF OPERATING HISTORY, PROPOSED BUSINESS, PROSPECTS, MANAGEMENT, LACK OF FINANCIAL RESOURCES AS WELL AS THE TERMS OF THE OFFERING. THE SECURITIES ARE SPECULATIVE IN NATURE AND THE PURCHASE OF ANY OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, NONE OF THE FOREGOING AUTHORITIES HAS CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY INFORMATION FURNISHED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT IN RELIANCE UPON AN EXEMPTION THE REGISTRATION PROVISIONS THEREOF. ANY PURCHASE IS VOIDABLE BY THE SUBSCRIBER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE SUBSCRIBER TO THE COMPANY, AN AGENT OF THE COMPANY OR ANY ESCROW AGENT. A WITHDRAWAL WITHIN SUCH THREE (3) DAY PERIOD WILL BE WITHOUT FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THE WITHDRAWAL, THE SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY INDICATING HIS INTENTION TO WITHDRAW AT METROPOLITAN HEALTH NETWORKS, INC., ATTENTION : FRED STERNBERG. IT IS STRONGLY RECOMMENDED THAT ANY SUCH LETTER BE SENT CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED.

         2. Subscriber's Representations, Warranties, Covenants and Acknowledgments

                  The Subscriber hereby represents, warrants, covenants and acknowledges as follows:



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                  (a) The Subscriber will acquire the Securities solely for
investment for the Subscriber's own account and not with a view to the sale, distribution, fractionalization or other disposition thereof or any interest therein;

                  (b) The Subscriber is able to bear the economic risks of the purchase of the Securities, including the risk of losing all of such purchase price and the Subscriber is aware of the limited ability to sell, transfer or otherwise dispose of the Securities;

                  (c) The purchase price represents an insignificant portion of the Subscriber's net worth and liquid assets;

                  (d) The Subscriber has been given the opportunity to visit the Company's places of business, to ask questions and receive answers concerning the terms and conditions of the offering of the Securities, the Company's recent organization, proposed business, prospects, lack of financial resources, possible inability to commence operations, management, competition and otherwise, and to inspect all of the Company's books, records and contracts and other documents and to obtain any additional information deemed relevant thereby;

                  (e) The Subscriber has such knowledge and experience in financial and business matters and can evaluate the merits and risks of the purchase of the Securities and has obtained sufficient information to enable the Subscriber and/or the Subscriber's representative to evaluate the merits and risks of such a purchase;

                  (f) The Subscriber understands that (i) the Subscriber must bear the economic risk of an investment in the Securities for an indefinite period of time because the Securities have not been registered under the Securities Act of 1933 (the "Act") or any other federal or state statute and cannot be sold unless registered thereunder or pursuant to an exemption therefrom, (ii) the Subscriber has carefully reviewed the form of the Option, including, but not limited to the portions thereof relating to the Company's right to redeem the Option for a nominal consideration, (iii) the Company is the only person who can register the Securities under the Act and, except as otherwise expressly set forth herein, the Company has no intention or obligation to do so, and (iv) the Company will issue "stop-transfer" instructions to its transfer agent with respect to the Securities or, in the absence thereof, note such restrictions on its records;

                  (g) The Subscriber is a bona fide resident or domiciliary of the State of New York and the offer and sale of the Securities has taken place solely therein;

                  (h) There are no oral or written contracts, understandings, agreements or arrangements pursuant to which the Subscriber may at some future date sell or otherwise dispose of the Securities or cause the title in the Securities to vest in any other person or entity;

                  (i) There are no oral or written contracts, understandings, agreements or arrangements between the Subscriber and any other person or entity by which any such person or entity will benefit in such manner as to be deemed equivalent to an owner of any of the Securities, including, but not limited to, the application of income received from a sale thereof;

                  (j) The Subscriber is aware that Rule 144 under the Act permits sales of "restricted securities" only if fully paid for and beneficially owned as contemplated in such Rule for at least two years and only upon compliance with the other requirements of such Rule. If such Rule is available to the subscriber, the Subscriber may make only routine sales of the Securities in limited amounts in accordance with the terms and conditions of such Rule.




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                  (k) The Subscriber will not offer to sell, sell, hypothecate, or otherwise transfer or dispose of any or all of the Securities unless (a) the Securities have been registered under the Act or (b) the undersigned first delivers to the Company a written opinion satisfactory to the Company and its counsel to the effect that an exemption from registration under the Act is available with respect to such disposition. The Subscriber shall bear the cost of the Subscriber's own counsel in connection therewith.

                  (l) Prior to any proposed transfer or disposition of any of the Securities or any interest therein, in the absence of a then effective and current registration statement under the Securities Act relating thereto, the Subscriber shall give written notice to the Company of such Subscriber's intention to effect such disposition. Each such notice shall describe the manner and circumstances of the proposed transfer or disposition in sufficient detail, and shall be accompanied by either (i) a written opinion of legal counsel (at the expense of the Subscriber) who shall be satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer or disposition of such Securities may be effected without registration under the Securities Act and applicable state blue sky laws, or (ii) a "no action" letter from the securities and Exchange Commission to the effect that the transfer or distribution of such securities without registration under the Securities Act will not result in a recommendation by the Staff of such Commission that action be taken with respect thereto, or a combination of (i) and (ii) hereof, whereupon the holder of such Securities shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Securities so transferred as above provided shall bear the appropriate restrictive legend set forth herein.

                  (m) The Subscriber has adequate means of providing for his or her current needs and possible personal contingencies, has no need for liquidity of investment in the Securities and has no reason to anticipate any change in personal circumstances, financial or otherwise, which may cause or require any sale or distribution of the Securities.

                  (n) Prior to the Subscriber having any knowledge of the Company or the Securities, the Subscriber did not have a personal or business relationship with one or more officers of the Company.

                  (o) Neither the Company nor any person acting on its behalf has offered the Units to the Subscriber by any form of general solicitation or general advertising, including, but not limited to the following:

                           (i) any advertisement, article notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; and

                           (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

                  The Company hereby represents, warrants and covenants that:

                  The Company has been validly organized pursuant to the laws of Florida and all corporate action necessary for the Company to comply with all of its obligations thereunder have been duly taken.

         4. REGISTRATION UNDER THE SECURITIES ACT

                  (a) In the event that the Company files a registration statement under the Securities Act in connection with a proposed public offering of its securities, other than on Form S-4 or S-8 or any successor forms, the Company will include therein for registration the Common Stock. Anything to the contrary notwithstanding, the Company shall file a registration to register the underlying shares contained herein within 30 days of the signing of this agreement.




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                  (b) Upon the request of the Company, the Subscriber hereby agrees to promptly furnish to the Company such information regarding the Subscriber and the distribution of the Registrable Shares and such other information as the Company may from time to time reasonably request, and the Subscriber shall promptly advise the Company, in writing, of any material changes in the information so supplied by the Subscriber. The Company's obligation to include the Subscriber's Registrable Shares in any registration statement is conditioned upon the Subscriber having furnished all such information to the Company in a timely manner upon its request. The Subscriber shall indemnify the Company with respect to any loss, cost or damage suffered by the Company resulting from any information or misinformation furnished to the Company by the Subscriber.

                  (c) The Subscriber shall comply with all applicable federal and state laws, rules and regulations relating to the offer and sale of any such Registrable Shares, including laws and regulations relating to the delivery of prospectuses.

                  (d) Notwithstanding anything herein to the contrary, the Company shall have no obligation to include any of the Registrable Shares in a registration statement under the Act to the extent that (a) the Registrable Shares may then be publicly sold without registration under the Act pursuant to the provisions of Rule 144 or any successor provision or (b) the Managing Underwriter in connection with an underwritten public offering objects thereto.

         5. INVESTMENT LEGEND

                  The certificates representing any of the Securities which have not then been registered under the Act shall bear the following legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         6. MISCELLANEOUS PROVISIONS

                  (a) This Agreement shall be governed by and construed in accordance with the substantive law of the State of Florida without giving effect to the principles of conflicts of law thereof. Each of the parties hereto hereby consents to the exclusive jurisdiction and venue of the courts of the State of Florida located in Broward County, Florida and the United States District Court in and for the Southern District of Florida with respect to any matter relating to this Agreement and the performance of the parties' obligations hereunder and each of the parties hereto hereby further consents to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of either of the parties hereto relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts. The parties hereby agree that service of process may be made in any manner permitted by the rules of such courts and the laws of the State of Florida.

                  (b) This Agreement contains the entire agreement between the parties hereto and cannot be modified or waived except in writing. The representations, warranties and covenants contained herein shall survive the purchase of the Securities; and




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                  (c) The headings herein have been inserted for convenience of reference only and do not limit or otherwise affect construction or interpretation of any term or provision hereof.

(d) The Company reserves the right to deny investments in less than a single unit, or to investors who don't meet the accredited investor rules as proposed by the SEC, without explanation, by just returning the investor's principal.

         7. APPLICATION

                  The Subscriber hereby applies for the purchase of 300,000 shares of Common Stock of Metropolitan Health Networks, Inc., according to the terms of the attached Term Sheet, subject to acceptance by the Company, and encloses payment in the amount of $300,000 therefor by wire transfer to the account of the Company.

         8. SUBSCRIBER'S DATA

                             (PLEASE PRINT OR TYPE)


           Michael Rosenbaum
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Name or Names


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Street Address (Legal Residence)


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City, State or Country, Zip Code


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Telephone Nos. (Home)(Business)
###-##-####
Social Security/Taxpayer Identification Nos.

Date of Birth

SIGNATURE(S) OF SUBSCRIBER(S):



         // Michael Rosembaum
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DATED: February 11, 2002

(PLEASE SIGN AS NAME(S) APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, PERSONAL REPRESENTATIVE, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE TITLE AS SUCH. IF JOINT OWNERSHIP, BOTH PARTIES MUST SIGN.)

Accepted on February 11, 2002, for Metropolitan Health Networks, Inc.:

         /s/ Fred Sternberg
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President





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